For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Global Securities Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Envision Healthcare Holdings Inc.

2. Date of Purchase:
08/14/2013
3. Date Offering Commenced:
08/14/2013

4. Underwriter(s) from whom purchased:
Goldman Sachs
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
300,000 shares (firmwide)
7. Aggregate principal amount or total number of shares of offering:
42,000,000 shares
8. Purchased price (net of fees and expenses):
$23.000
9. Initial public offering prices:
$23.000
10. Commission, spread or profit:
$1.265
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Thomas J. Digenan

Date:
August 21,2013
Print Name:
Thomas J. Digenan

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS U.S. Equity Alph Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Envision Healthcare Holdings Inc.

2. Date of Purchase:
08/14/2013
3. Date Offering Commenced:
08/14/2013

4. Underwriter(s) from whom purchased:
Goldman Sachs
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
300,000 shares (firmwide)
7. Aggregate principal amount or total number of shares of offering:
42,000,000 shares
8. Purchased price (net of fees and expenses):
$23.000
9. Initial public offering prices:
$23.000
10. Commission, spread or profit:
$1.265
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Thomas J. Digenan

Date:
August 21, 2013
Print Name:
Thomas J. Digenan

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
BHP Billition Fin. USA Ltd. 5% due 09/30/2043
2. Date of Purchase:
09/25/2013
3. Date Offering Commenced:
09/25/2013

4. Underwriter(s) from whom purchased:
J.P. Morgan
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$19,997,000 firmwide
7. Aggregate principal amount or total number of shares of offering:
$2,499,625,000
8. Purchased price (net of fees and expenses):
$99.985
9. Initial public offering prices:
$99.985
10. Commission, spread or profit:
0.55%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Tim Winstone

Date:
9/26/2013
Print Name:
Tim Winstone

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Wellpoint Corp. 5.1% due 01/15/2044
2. Date of Purchase:
07/30/2013
3. Date Offering Commenced:
07/30/2013

4. Underwriter(s) from whom purchased:
Morgan Stanley
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$3,994,600 firmwide
7. Aggregate principal amount or total number of shares of offering:
$599,190,000
8. Purchased price (net of fees and expenses):
$99.865
9. Initial public offering prices:
$99.865
10. Commission, spread or profit:
0.875%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Tim Winstone

Date:
8/1/2013
Print Name:
Tim Winstone

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Boston Scientific 2.65% due 10/01/2018
2. Date of Purchase:
08/08/2013
3. Date Offering Commenced:
08/08/2013

4. Underwriter(s) from whom purchased:
Merrill Lynch Financial/Bank of America
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$7,996,320 firmwide
7. Aggregate principal amount or total number of shares of offering:
$599,724,000
8. Purchased price (net of fees and expenses):
$99.954
9. Initial public offering prices:
$99.954
10. Commission, spread or profit:
0.60%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Tim Winstone

Date:
8/212/2013
Print Name:
Tim Winstone

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Mondelez International Inc. 2.375% due 01/26/2021
2. Date of Purchase:
12/04/2013
3. Date Offering Commenced:
12/04/2013

4. Underwriter(s) from whom purchased:
J.P. Morgan
5. "Affiliated Underwriter" managing or participating in syndicate:
CS First Boston
6. Aggregate principal amount or number of shares purchased:
EUR 6,943,720 firmwide
7. Aggregate principal amount or total number of shares of offering:
EUR 1,239,950,000
8. Purchased price (net of fees and expenses):
EUR 99.196
9. Initial public offering prices:
EUR 99.196
10. Commission, spread or profit:
0.35%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Tim Winstone

Date:
12/6/2013
Print Name:
Tim Winstone

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund Name:
UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
MetLife Inc. 4.875% due 11/13/2043
2. Date of Purchase:
11/07/2013
3. Date Offering Commenced:
11/07/2013

4. Underwriter(s) from whom purchased:
Barclays Capital
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$14,906,400 firmwide
7. Aggregate principal amount or total number of shares of offering:
$993,760,000
8. Purchased price (net of fees and expenses):
$99.376
9. Initial public offering prices:
$99.376
10. Commission, spread or profit:
0.875%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.
The amount of such securities purchased by the Fund an all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Vivek Acharya

Date:
11/20/2013
Print Name:
Vivek Acharya

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Caesars Entertainment Group 8% due 10/01/2020
2. Date of Purchase:
09/27/2013
3. Date Offering Commenced:
09/27/2013

4. Underwriter(s) from whom purchased:
Citigroup Global Markets Hldgs
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$5,000,000 (firmwide)
7. Aggregate principal amount or total number of shares of offering:
$1,000,000,000
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
1.364%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBS")
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/John Hwang

Date:
9/30/2013
Print Name:
John Hwang

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Oasis Petroleum Inc. 6.875% due 03/15/2022
2. Date of Purchase:
09/10/2013
3. Date Offering Commenced:
09/10/2013

4. Underwriter(s) from whom purchased:
Wells Fargo Corp.
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$5,000,000 (firmwide)
7. Aggregate principal amount or total number of shares of offering:
$1,000,000,000
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
1.4%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBS")
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/John Hwang

Date:
9/16/2013
Print Name:
John Hwang

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
BMC Software Finance Inc. 8.125% due 07/15/2021
2. Date of Purchase:
08/07/2013
3. Date Offering Commenced:
08/07/2013

4. Underwriter(s) from whom purchased:
CS First Boston Corp
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$3,000,000 (firmwide)
7. Aggregate principal amount or total number of shares of offering:
$1,625,000,000
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
2.25%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBS")
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/John Hwang

Date:
8/8/2013
Print Name:
John Hwang

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Mustang Merger Corp. 8.5% due 08/15/2021
2. Date of Purchase:
08/08/2013
3. Date Offering Commenced:
08/08/2013

4. Underwriter(s) from whom purchased:
Bank of America
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$8,000,000 (firmwide)
7. Aggregate principal amount or total number of shares of offering:
$200,000,000
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
2.5%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBS")
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/John Hwang

Date:
8/20/2013
Print Name:
John Hwang

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Hercules Offshore Inc. 7.5% due 10/01/2021
2. Date of Purchase:
09/17/2013
3. Date Offering Commenced:
09/17/2013

4. Underwriter(s) from whom purchased:
Deutsche Bank
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$2,000,000 (firmwide)
7. Aggregate principal amount or total number of shares of offering:
$300,000,000
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
1.5%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBS")
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/John Hwang

Date:
9/18/2013
Print Name:
John Hwang

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Calpine Corp. 6% due 01/15/2022
2. Date of Purchase:
10/17/2013
3. Date Offering Commenced:
10/17/2013

4. Underwriter(s) from whom purchased:
Citigroup Global Markets Hldgs
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$1,983,860 firmwide
7. Aggregate principal amount or total number of shares of offering:
$743,947,500
8. Purchased price (net of fees and expenses):
$99.193
9. Initial public offering prices:
$99.193
10. Commission, spread or profit:
1.25%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBS")
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/John Hwang

Date:
10/18/2013
Print Name:
John Hwang

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS Global Securities Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Royal Mail Plc
2. Date of Purchase:
10/11/2013
3. Date Offering Commenced:
10/11/2013

4. Underwriter(s) from whom purchased:
Goldman Sachs Int'l
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
105,198 shares (firmwide)
7. Aggregate principal amount or total number of shares of offering:
521,739,000 shares
8. Purchased price (net of fees and expenses):
GBP 3.30
9. Initial public offering prices:
GBP 3.30
10. Commission, spread or profit:
0.90%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBS")
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Nick Irish

Date:
10/29/2013
Print Name:
Nick irish

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS International Equity Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Royal Mail Plc.
2. Date of Purchase:
10/11/2013
3. Date Offering Commenced:
10/11/2013

4. Underwriter(s) from whom purchased:
Goldman Sachs Int'l
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$105,198 shares (firmwide)
7. Aggregate principal amount or total number of shares of offering:
521,739,000 shares
8. Purchased price (net of fees and expenses):
GBP 3.30
9. Initial public offering prices:
GBP 3.30
10. Commission, spread or profit:
0.90%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBS")
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Nick Irish

Date:
10/29/2013
Print Name:
Nick Irish

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Capsugel SA 7% due 05/15/2019
2. Date of Purchase:
10/31/2013
3. Date Offering Commenced:
10/31/2013

4. Underwriter(s) from whom purchased:
Goldman Sachs
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$4,000,000 (firmwide)
7. Aggregate principal amount or total number of shares of offering:
$465,000,000
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
2%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBS")
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/John Hwang

Date:
11/1/2013
Print Name:
John Hwang

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
GLP Capital LP/ Fin II 11/01/2023
2. Date of Purchase:
10/23/2013
3. Date Offering Commenced:
10/23/2013

4. Underwriter(s) from whom purchased:
Bank of Americas
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$3,750,000 (firmwide)
7. Aggregate principal amount or total number of shares of offering:
$500,000,000
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
1.13%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBS")
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/John Hwang

Date:
10/25/2013
Print Name:
John Hwang

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
GLP Capital LP/Fin II 4.875% due 11/01/2020
2. Date of Purchase:
10/23/2013
3. Date Offering Commenced:
10/23/2013

4. Underwriter(s) from whom purchased:
Bank of America
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$58,750,000 (firmwide)
7. Aggregate principal amount or total number of shares of offering:
$1,000,000,000
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
1.13%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBS")
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/John Hwang

Date:
10/25/2013
Print Name:
John Hwang

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS High Yield Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
GLP Capital LP/Fin II 4.375% due 11/01/2018
2. Date of Purchase:
10/23/2013
3. Date Offering Commenced:
10/23/2013

4. Underwriter(s) from whom purchased:
Bank of America
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$2,000,000 (firmwide)
7. Aggregate principal amount or total number of shares of offering:
$550,000,000
8. Purchased price (net of fees and expenses):
$100.00
9. Initial public offering prices:
$100.00
10. Commission, spread or profit:
1.13%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBS")
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/John Hwang

Date:
10/25/2013
Print Name:
John Hwang

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Eligible Foreign Securities
Fund Name:
UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Canadian Imperial Bank 1.35% due 7/18/16
2. Date of Purchase:
7/15/2013
3. Date Offering Commenced:
7/15/2013

4. Underwriter(s) from whom purchased:
Barclays Capital
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$3,997,520 (Firmwide)
7. Aggregate principal amount or total number of shares of offering:
$749,535,000
8. Purchased price (net of fees and expenses):
$99.938
9. Initial public offering prices:
$99.938
10. Commission, spread or profit:
0.25%
11. Have the following conditions been satisfied?
YES
NO
a.
The offering is subject to regulation by a foreign financial regulatory authority.
X

b.
The securities are offered at affixed price to all purchased in the offering (except for any rights that are required by law to be granted to existing security holders).
X

c.
Financial statement of the issuer, prepared and audited in accordance with the standards of the appropriate foreign financial regulatory authority, for two years prior to the offering, are made available to prospective purchasers.
X

d.
The issuer is a foreign government, a foreign national or an entity organized under the laws of the foreign country.
X

e.
If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past 12 months.
X

f.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

g.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase by law to be granted to existing security holders).
X

h.
The underwriting was a firm commitment underwriting.
X

i.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

j.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

k.
The amount of such securities purchased by the Fund and all other account over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

l.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:
/s/Tim Winstone

Date:
07/16/2013
Print Name:
Tim Winstone

For period ending: December 31, 2013

Exhibit 77O
File number: 811-9036

Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

Fund Name:
UBS Global Corporate Bond Relationship Fund
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1. Issuer:
Bank of Montreal 1.3% due 7/15/2016
2. Date of Purchase:
7/11/2013
3. Date Offering Commenced:
7/11/2013

4. Underwriter(s) from whom purchased:
Morgan Stanley
5. "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:
$1,998,090 firmwide
7. Aggregate principal amount or total number of shares of offering:
$999,090,000
8. Purchased price (net of fees and expenses):
$99.909
9. Initial public offering prices:
$99.909
10. Commission, spread or profit:
0.25%
11. Have the following conditions been satisfied?
YES
NO
a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
X

c.
The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Tim Winstone

Date:
7/16/2013
Print Name:
Tim Winstone

UBS Relationship Funds

41